UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):    March 15, 2002


                       NATIONSCREDIT GRANTOR TRUST 1997-2
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware               333-22327             75-2655744
          --------               ---------           -------------------

          (State  or  other      (Commission         (I.R.S.  Employer
          jurisdiction  of       File Number)        Identification Number)
          incorporation)




                             1355 Windward Concourse
                            Alpharetta, Georgia 30005

                    (Address of principal executive offices)
                    ----------------------------------------


      (Registrant's telephone number, including area code):  (678) 339-9343

Item  5.  Other  Events
          -------------

          This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending February 28, 2002.

          Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of September 30, 1997 among NationsCredit Securitization Corporation, NationsCredit
          Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on October 10, 1997.

Item 7.   Financial Statement, Pro Forma Financial Statements and Exhibits
          ----------------------------------------------------------------


     (c)  Exhibits.


Exhibit  No.
------------

    19.1          Certificateholders  Statements

                                    SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                       NATIONSCREDIT GRANTOR TRUST 1997-2
                       ----------------------------------
                                  (Registrant)


              By: NationsCredit Commercial Corporation of America, as Servicer of NationsCredit Grantor Trust 1997-2



          Dated:   March  15,  2002





          By:  /s/   Rhonda  Nantz
               -------------------
          Name:      Rhonda  Nantz
          Title:     Vice  President
                     (Duly  Authorized  Officer)

                                  EXHIBIT  INDEX
                                 ---------------


 Exhibit
  Number                     Description
  ------                     -----------

   19.1              Certificateholders  Statements


                                                                                                       EXHIBIT 19.1
                                       STATEMENT TO MARINE CERTIFICATEHOLDERS
                                         NATIONSCREDIT GRANTOR TRUST 1997-2

               Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
            NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America
                 (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
              Servicer is required to prepare certain information each month regarding distribution to
                  Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                Feb-02
Collection Period                                                                                        01-Feb-02
Determination Date                                                                                       11-Mar-02
Deposit Date                                                                                             14-Mar-02
Distribution Date                                                                                        15-Mar-02

MARINE POOL BALANCE
            Marine Pool Balance on the close of the last day of the Collection Period (Record Date)  25,325,905.66
            Marine Certificate Factor                                                                   20.9645081%
            Marine Ending Certificate Balance (per $1,000 certificate)                                      209.65
            Liquidation Proceeds                                                                         42,400.40
            Purchase Amounts                                                                                  0.00

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                          1.15
            Carry-Over Monthly Interest Payment                                                               0.00
                                                                                                     --------------
            TOTAL MARINE INTEREST PAYMENT                                                                     1.15
                                                                                                     ==============

            Marine Principal Payments:
            Monthly Marine Principal Payment                                                                  7.62
            Carry-Over Monthly Marine Principal Payment                                                       0.00
                                                                                                     --------------
            TOTAL MARINE PRINCIPAL PAYMENT                                                                    7.62
                                                                                                     ==============

            Marine Servicing Fee:
            Marine Servicing Fee                                                                              0.14
            Carry-Over Monthly Marine Servicing Fee                                                           0.00
                                                                                                     --------------
            TOTAL MARINE SERVICING FEE                                                                        0.14
                                                                                                     ==============



                                      STATEMENT TO RV CERTIFICATEHOLDERS
                                      NATIONSCREDIT GRANTOR TRUST 1997-2

             Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
         NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America
              (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
           Servicer is required to prepare certain information each month regarding distribution to
                 RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                            Feb-02
Collection Period                                                                                  02/01/2002
Determination Date                                                                                 03/11/2002
Deposit Date                                                                                       03/14/2002
Distribution Date                                                                                  03/15/2002

RV POOL BALANCE
            RV Pool Balance on the close of the last day of the Collection Period (Record Date)  9,142,187.53
            RV Certificate Factor                                                                  18.8940735%
            RV Ending Certificate Balance (per $1,000 certificate)                                     188.94
            Liquidation Proceeds                                                                    11,602.63
            Purchase Amounts                                                                             0.00

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                     1.03
            Carry-Over Monthly Interest Payment                                                          0.00
                                                                                                 -------------
            TOTAL RV INTEREST PAYMENT                                                                    1.03
                                                                                                 =============

            RV Principal Payments:
            Monthly RV Principal Payment                                                                 7.95
            Carry-Over Monthly RV Principal Payment                                                      0.00
                                                                                                 -------------
            TOTAL RV PRINCIPAL PAYMENT                                                                   7.95
                                                                                                 =============

            RV Servicing Fee:
            RV Servicing Fee                                                                             0.08
            Carry-Over Monthly RV Servicing Fee                                                          0.00
                                                                                                 -------------
            TOTAL RV SERVICING FEE                                                                       0.08
                                                                                                 =============



                                            MONTHLY MARINE SERVICERS CERTIFICATE
                                            NATIONSCREDIT GRANTOR TRUST 1997 - 2

                   Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
              NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America
                     (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
                  Servicer is required to prepare certain information each month regarding distribution to
                      Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                       Feb-02
Collection Period                                                                                                01-Feb-02
Determination Date                                                                                               11-Mar-02
Deposit Date                                                                                                     14-Mar-02
Distribution Date                                                                                                15-Mar-02

MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last day of the preceding Collection Period         26,246,317.75
                 Marine Principal Collections                                                                   842,989.83
                 Purchase Amounts with respect to RV Receivables allocable to Principal                               0.00
                 Defaulted Marine Receivables                                                                    77,422.26
                 Marine Pool Balance on the close of the last day of the Collection Period                   25,325,905.66

                 Original RV Pool Balance                                                                   120,803,719.92

                 Marine Pool Factor                                                                             20.9645081%

                 Preference Amounts with respect to Marine Receivables                                                   -

                 Marine Pass-Through Rate                                                                           6.3500%
                 Marine Servicing Fee Rate                                                                          0.7500%

MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest                                                       228,254.61
                 Purchase Amounts with respect to Marine Receivables allocable to interest                            0.00
                 Liquidation Proceeds with respect to Marine Receivables                                         42,400.40
                 Marine Collections allocable to principal                                                      842,989.83
                 Purchase Amounts with respect to Marine Receivables allocable to principal                           0.00
                 Other Marine Available Funds                                                                         0.00
                                                                                                            ---------------
                 TOTAL MARINE AVAILABLE FUNDS                                                                 1,113,644.84
                                                                                                            ===============

MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment                                                                138,886.76
                 Carry-Over Monthly Marine Interest                                                                   0.00
                                                                                                            ---------------
                 TOTAL                                                                                          138,886.76
                                                                                                            ===============

MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment                                                               920,412.09
                 Carry-Over Monthly Marine Principal                                                                  0.00
                                                                                                            ---------------
                 TOTAL                                                                                          920,412.09
                                                                                                            ===============

MARINE SERVCING FEE
                 Servcing Marine Fee                                                                             16,403.95
                 Carry-Over Monthly Marine Servcing Fee                                                               0.00
                                                                                                            ---------------
                 TOTAL                                                                                           16,403.95
                                                                                                            ===============

MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates             0.00
                 Marine Reserve Account Cross Collateral Withdrawal Amounts                                           0.00
                 Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                 0.00
                                                                                                            ---------------
                 TOTAL OWED TO REIMBURSE MARINE CROSS COLLATERAL WITHDRAWAL ACCOUNT                                   0.00
                                                                                                            ===============

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                  Marine Available Funds                                                                      1,113,644.84
                  Marine Reserve Account Withdrawal Deposit                                                           0.00
                  Marine Reserve Account Cross Collateral Withdrawal Amount                                           0.00
                  Surety Bond Drawing Deposit                                                                         0.00
                                                                                                            ---------------
                  TOTAL DEPOSIT TO THE MARINE CERTIFICATE ACCOUNT                                             1,113,644.84
                                                                                                            ===============

DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
                  Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest                    138,886.76
                  Monthly Marine Principal Payment and any Carry-Over Monthly Marine Principal                  920,412.09
                  Marine Servicing Fee and any Carry-Over Marine Servicing Fee                                   16,403.95
                  Distributions to the Surety Bond Provider                                                       2,624.63
                  Shortfall in RV Certificate Account                                                                 0.00
                  Distributions to shortfall in RV Certificate Account                                                0.00
                  Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                    0.00
                  Distribution to the RV Reserve Account                                                              0.00
                  Distribution to the RV Reserve Account                                                              0.00
                  Distributions to the Depositor                                                                 35,317.41

                  Carry-Over Monthly Marine Interest to the next Distribution Date                                    0.00
                  Carry-Over Monthly Marine Principal to the next Distributions Date                                  0.00
                  Carry-Over Monthly Marine Servicing Fee to the next Distribution Date                               0.00

MARINE RESERVE ACCOUNT

                  Marine Reserve Account Balance as of the end of the preceding Collection Period               966,429.76
                  Earnings from investments on the Marine Reserve Account                                         1,276.47
                  Marine Reserve Account Withdrawals                                                                  0.00
                  Marine Reserve Account Cross Collateral Withdrawal Amounts                                          0.00
                  Deposits to the Marine Reserve Account                                                              0.00
                  Reimbursement of Marine Reserve Account Cross Collateral Withdrawal Amounts                         0.00
                  Deposits to Marine Reserve Account from RV Available Funds                                          0.00
                                                                                                            ---------------
                  MARINE RESERVE ACCOUNT BALANCE                                                                967,706.23
                                                                                                            ===============

                  Distributions of any excess amounts on deposit in the Marine Reserve Account                    1,276.47

                  ENDING MARINE RESERVE ACCOUNT BALANCE                                                         966,429.76
                                                                                                            ===============

                  Marine Reserve Account Balance as a % of the Marine Pool Balance                                  3.8160%
                  Specified Marine Reserve Account Requirement                                                  966,429.76
                  Amount needed to fully fund Marine Reserve Account                                                  0.00

SURETY BOND
                 Outstanding Reimbursement Obligations at the end of the preceding Collection Period                  0.00
                 Preference Amounts                                                                                   0.00
                 Surety Drawing Amount                                                                                0.00
                 Surety Bond Fee                                                                                  2,624.63
                 Interest on Outstanding Reimbursement Obligations at the end of the preceding collection             0.00
                 Amounts due to Surety Bond Provider                                                              2,624.63
                 Distributions made to the Surety Bond Provider                                                   2,624.63
                 Remaining Amounts Owed to the Surety Bond Provider                                                   0.00

NET CREDIT LOSS RATIO
                 Net Credit Losses                                                                               35,021.86
                 Average Net Credit Loss Ratio - Annualized                                                           2.41%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                            105.00
                  60 to 89 days past due                                                                             35.00
                  90 or more days past due                                                                           18.00
                                                                                                            ---------------
                  TOTAL                                                                                             158.00
                                                                                                            ===============

                  Principal Balance
                  30 to 59 days past due                                                                      1,025,734.19
                  60 to 89 days past due                                                                        306,368.35
                  90 or more days past due                                                                      195,955.37
                                                                                                            ---------------
                  TOTAL                                                                                       1,528,057.91
                                                                                                            ===============

                  Delinquency Ratio - 60+ Day Delinquent Accounts
                  For the current Collection Period                                                                 1.9834%
                  For the preceding Collection Period                                                               1.9688%
                  For the second preceding Collection Period                                                        2.3949%
                  For the third preceding Collection Period                                                         2.3270%
                  Average 3 month 60 Day + Delinquency Ratio                                                        2.1157%
                  Average 4 month 60 Day + Delinquency Ratio                                                        2.1685%

REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month                 128,067.02
                  Number of Contracts where Repossession Occurred in the Current Month                                9.00

WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
                  Weighted Average Coupon                                                                          11.0488%
                  Weighted Average Original Term (months)                                                           128.71
                  Weighted Average Remaining Term (months)                                                           75.55
                  Number of Outstanding Accounts-End of Period                                                    3,330.00

CASH SETTLEMENT FOR THE TRUSTEE
                Available Funds in the Collection Account                                                     1,113,644.84
                Servicing Fee                                                                                    16,403.95
                Marine Interest allocable to the Seller's Certificate                                                 0.83
                Marine Principal amount allocable to the Seller's Certificate                                         5.49
                Wire Funds to the Surety Bond Provider                                                            2,624.63
                                                                                                            ---------------
                NET DEPOSIT FROM COLLECTION ACCOUNT TO THE CERTIFICATE ACCOUNT                                1,094,609.94
                                                                                                            ===============

                Reserve Account deposit to Certificate Account                                                        0.00
                RV Reserve Account Cross Collateral Amount                                                            0.00
                Surety Bond deposit to Certificate Account                                                            0.00
                                                                                                            ---------------
                TOTAL DEPOSIT TO THE CERTIFICATE ACCOUNT                                                      1,094,609.94
                                                                                                            ===============

                Wire Funds to the Marine Certificateholders - Interest Amounts                                  138,885.93
                                                                                                            ---------------
                WIRE FUNDS TO THE MARINE CERTIFICATEHOLDERS - PRINCIPAL AMOUNTS                                 920,406.60
                                                                                                            ===============

                Deposit Funds into the Marine Reserve Account                                                         0.00
                Deposit Funds into the RV Reserve Account                                                             0.00
                Wire Funds to NationsCredit                                                                      35,317.41



                                             MONTHLY RV SERVICERS CERTIFICATE
                                           NATIONSCREDIT GRANTOR TRUST 1997 - 2

                   Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
              NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America
                    (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
                 Servicer is required to prepare certain information each month regarding distribution to
                       RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                       Feb-02
Collection Period                                                                                               01-Feb-02
Determination Date                                                                                              11-Mar-02
Deposit Date                                                                                                    14-Mar-02
Distribution Date                                                                                               15-Mar-02

RV POOL BALANCE
                 RV Pool Balance on the close of the last day of the preceding Collection Period             9,526,790.37
                 RV Principal Collections                                                                      341,428.69
                 Purchase Amounts with respect to RV Receivables allocable to Principal                              0.00
                 Defaulted RV Receivables                                                                       43,174.15
                 RV Pool Balance on the close of the last day of the Collection Period                       9,142,187.53

                 Original RV Pool Balance                                                                   48,386,535.24

                 RV Pool Factor                                                                                18.8940735%

                 Preference Amounts with respect to RV Receivables                                                      -

                 RV Pass-Through Rate                                                                              6.2500%
                 RV Servicing Fee Rate                                                                             0.7500%

RV AVAILABLE FUNDS
                 RV Collections allocable to interest                                                           85,199.64
                 Purchase Amounts with respect to RV Receivables allocable to interest                               0.00
                 Liquidation Proceeds with respect to RV Receivables                                            11,602.63
                 RV Collections allocable to principal                                                         341,428.69
                 Purchase Amounts with respect to RV Receivables allocable to principal                              0.00
                 Other RV Available Funds                                                                            0.00
                                                                                                            --------------
                 TOTAL RV AVAILABLE FUNDS                                                                      438,230.96
                                                                                                            ==============

RV INTEREST PAYMENT
                 Monthly RV Interest Payment                                                                    49,618.70
                 Carry-Over Monthly RV Interest                                                                      0.00
                                                                                                            --------------
                 TOTAL                                                                                          49,618.70
                                                                                                            ==============

RV PRINCIPAL PAYMENT
                 Monthly RV Principal Payment                                                                  384,602.84
                 Carry-Over Monthly RV Principal                                                                     0.00
                                                                                                            --------------
                 TOTAL                                                                                         384,602.84
                                                                                                            ==============

RV SERVICING FEE
                 Servicing RV Fee                                                                                5,954.24
                 Carry-Over Monthly RV Servicing Fee                                                                 0.00
                                                                                                            --------------
                 TOTAL                                                                                           5,954.24
                                                                                                            ==============

RV RESERVE ACCOUNT CROSS SUPPORT
                 RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates                0.00
                 RV Reserve Account Cross Collateral Withdrawal Amounts                                              0.00
                 Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                    0.00
                                                                                                            --------------
                 TOTAL OWED TO REIMBURSE RV CROSS COLLATERAL WITHDRAWAL ACCOUNT                                      0.00
                                                                                                            ==============

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                  Marine Available Funds                                                                       438,230.96
                  Marine Reserve Account Withdrawal Deposit                                                          0.00
                  RV Reserve Account Cross Collateral Withdrawal Amount                                              0.00
                  Surety Bond Drawing Deposit                                                                        0.00
                                                                                                            --------------
                  TOTAL DEPOSIT TO THE MARINE CERTIFICATE ACCOUNT                                              438,230.96
                                                                                                            ==============

DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any Carry-Over Monthly RV Interest                            49,618.70
                  Monthly RV Principal Payment and any Carry-Over Monthly RV Principal                         384,602.84
                  RV Servicing Fee and any Carry-Over RV Servicing Fee                                           4,009.42
                  Distributions to the Surety Bond Provider                                                          0.00
                  Shortfall in Marine Certificate Account                                                            0.00
                  Distributions to shortfall in Marine Certificate Account                                           0.00
                  Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts               0.00
                  Distribution to the RV Reserve Account                                                             0.00
                  Distribution to the Marine Reserve Account                                                         0.00
                  Distributions to the Depositor                                                                     0.00

                  Carry-Over Monthly RV Interest to the next Distribution Date                                       0.00
                  Carry-Over Monthly RV Principal to the next Distributions Date                                     0.00
                  Carry-Over Monthly RV Servicing Fee to the next Distribution Date                              1,944.82

RV RESERVE ACCOUNT

                  RV Reserve Account Balance as of the end of the preceding Collection Period                  725,798.03
                  Earnings from investments on the RV Reserve Account                                              956.27
                  RV Reserve Account Withdrawals                                                                     0.00
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                             0.00
                  Deposits to the RV Reserve Account                                                                 0.00
                  Reimbursement of RV Reserve Account Cross Collateral Withdrawal Amounts                            0.00
                  Deposits to RV Reserve Account from RV Available Funds                                             0.00
                                                                                                            --------------
                  RV RESERVE ACCOUNT BALANCE                                                                   726,754.30
                                                                                                            ==============

                  Distributions of any excess amounts on deposit in the RV Reserve Account                         956.27

                  ENDING RV RESERVE ACCOUNT BALANCE                                                            725,798.03
                                                                                                            ==============

                  RV Reserve Account Balance as a % of the RV Pool Balance                                         7.9390%
                  Specified RV Reserve Account Requirement                                                     725,798.03
                  Amount needed to fully fund RV Reserve Account                                                     0.00

SURETY BOND
                 Outstanding Reimbursement Obligations at the end of the preceding Collection Period                 0.00
                 Preference Amounts                                                                                  0.00
                 Surety Drawing Amount                                                                               0.00
                 Surety Bond Fee                                                                                   952.68
                 Interest on Outstanding Reimbursement Obligations at the end of the preceding collection            0.00
                 Amounts due to Surety Bond Provider                                                               952.68
                 Distributions made to the Surety Bond Provider                                                      0.00
                 Remaining Amounts Owed to the Surety Bond Provider                                                952.68

NET CREDIT LOSS RATIO
                 Net Credit Losses                                                                              31,571.52
                 Average Net Credit Loss Ratio - Annualized                                                          3.01%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                            27.00
                  60 to 89 days past due                                                                             9.00
                  90 or more days past due                                                                           8.00
                                                                                                            --------------
                  TOTAL                                                                                             44.00
                                                                                                            ==============

                  Principal Balance
                  30 to 59 days past due                                                                       341,008.41
                  60 to 89 days past due                                                                        68,305.77
                  90 or more days past due                                                                      29,827.50
                                                                                                            --------------
                  TOTAL                                                                                        439,141.68
                                                                                                            ==============

                  Delinquency Ratio - 60+ Day Delinquent Accounts
                  For the current Collection Period                                                                1.0734%
                  For the preceding Collection Period                                                              1.3969%
                  For the second preceding Collection Period                                                       1.7846%
                  For the third preceding Collection Period                                                        1.6866%
                  Average 3 month 60 Day + Delinquency Ratio                                                       1.4183%
                  Average 4 month 60 Day + Delinquency Ratio                                                       1.4854%

REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month                 33,089.99
                  Number of Contracts where Repossession Occurred in the Current Month                               3.00

WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
                  Weighted Average Coupon                                                                         11.0702%
                  Weighted Average Original Term (months)                                                          140.99
                  Weighted Average Remaining Term (months)                                                          66.03
                  Number of Outstanding Accounts-End of Period                                                   1,097.00

CASH SETTLEMENT FOR THE TRUSTEE
                Available Funds in the Collection Account                                                      438,230.96
                Servicing Fee                                                                                    4,009.42
                Marine Interest allocable to the Seller's Certificate                                                0.00
                Marine Principal amount allocable to the Seller's Certificate                                        0.00
               Wire Funds to the Surety Bond Provider                                                                0.00
                                                                                                            --------------
                NET DEPOSIT FROM COLLECTION ACCOUNT TO THE CERTIFICATE ACCOUNT                                 434,221.54
                                                                                                            ==============

                Reserve Account deposit to Certificate Account                                                       0.00
                RV Reserve Account Cross Collateral Amount                                                           0.00
                Surety Bond deposit to Certificate Account                                                           0.00
                                                                                                            --------------
                TOTAL DEPOSIT TO THE CERTIFICATE ACCOUNT                                                       434,221.54
                                                                                                            ==============

                Wire Funds to the Marine Certificateholders - Interest Amounts                                  49,618.70

                WIRE FUNDS TO THE MARINE CERTIFICATEHOLDERS - PRINCIPAL AMOUNTS                                384,602.84
                                                                                                            ==============

                Deposit Funds into the Marine Reserve Account                                                        0.00
                Deposit Funds into the RV Reserve Account                                                            0.00
                Wire Funds to NationsCredit                                                                          0.00


                                         [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
                                         ----------------------------------------

MARCH  15,  2002

BY  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  2

Ladies  and  Gentlemen:

On  behalf  of  NationsCredit  Grantor  Trust  1997  -  2  (the  "Trust")  filed  herewith  via
EDGAR  is  the  Trust's  Current  Report  on  Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned at  (704)  387-3780.

Very  truly  yours,

/s/  RHONDA  NANTZ
------------------
     Rhonda  Nantz
     Vice  President